Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL II – Prospectus

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated August 3, 2018

to the Prospectuses and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectuses and SAI dated May 1, 2018.

Effective on or about August 24, 2018 (the “Effective Date”), the Great-West Loomis Sayles Bond Fund will be renamed the Great-West Multi-Sector Bond Fund and the Great-West Templeton Global Bond Fund will be renamed the Great-West Global Bond Fund. Therefore, as of the Effective Date, all references in the Prospectuses and SAI to these Funds are amended to be references to the Great-West Multi-Sector Bond Fund and Great-West Global Bond Fund.

Effective immediately, the Invesco V.I. Global Health Care Fund has been renamed the Invesco V.I. Health Care Fund. Therefore, all references in the Prospectuses and SAI to this Fund are amended to be references to the Invesco V.I. Health Care Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectuses and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.